UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2016

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N/A[1]
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: N/A[2]

2025 First Avenue, Suite 320, Seattle, Washington 98121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

As previously disclosed, on September 6, 2014, the Lenco Mobile, Inc. (the “Company”) and Archer USA, Inc. (“Archer”), the wholly-owned subsidiary of the Company, each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”). The cases are jointly administered and substantively consolidated under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.” All documents filed with the Bankruptcy Court are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl.

On October 9, 2015, the Company and Archer filed a Disclosure Statement (“Disclosure Statement”), attaching a joint Plan of Reorganization (the “Plan”), together with a motion seeking approval of the Disclosure Statement by the Bankruptcy Court. By order dated November 9, 2015, the Bankruptcy Court approved the Disclosure Statement, set December 11, 2015 as the hearing date for confirmation of the Plan, and fixed related Plan-confirmation deadlines. The Company and Archer mailed Plan solicitation packages to all voting parties (as approved by the Bankruptcy Court), including the Company’s shareholders, for solicitation of votes on the Plan. All voting parties voted to accept the Plan, the Committee of Unsecured Creditors endorsed the plan, and at the hearing for Plan confirmation held on December 11, 2015, the Bankruptcy Court confirmed the Plan and on December 14, 2015 entered an Order Confirming the Plan (the “Confirmation Order”). The Confirmation Order provides in Section 8 (Extinguishment of Lenco’s Stock) that “All existing and outstanding shares in Lenco shall be extinguished as of the Effective Date and of no further existence or value”

The Company’s financial condition precluded it from complying with its periodic report filing obligations under Exchange Act Section 13(a) and Rules 13a-1 and 13a-13. To ensure continued public disclosure of its financial condition, however, the Company has made regular public financial disclosures by filing its monthly operating and financial reports (as submitted to the Bankruptcy Court) with the Commission on Form 8-K. This final Current Report is filed in accordance with Section 9 of the Confirmation Order, which provides as follows: “Upon entry of this Order, Debtors shall file a final 8-K Report disclosing confirmation of the Plan and extinguishment of [Company’s] stock, and shall thereafter be relieved of all SEC reporting requirements." The Company has also provided the SEC with an Offer of Settlement and Corporate Resolution for the consensual deregistration of the Company stock.

A copy of the Plan and the Confirmation Order are attached to this Form 8-K as Exhibit 2.1 and are incorporated herein by reference.

Risk Related the Company’s Equity Securities

As a result of the Confirmation Order, the Company’s common stock and preferred stock have no value.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. The Company and Archer caution readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For the Company and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to the Company's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to the implementation of the Company's and Archer's Plan, and other risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made.

[1] The Company no longer maintains a corporate office. For notice purposes, the Company’s bankruptcy counsel’s address is: Lane Powell, P.C. 1420 Fifth Avenue, Suite 4200, Seattle, WA 98111, attn.: Bruce Leaverton.

[2] The Company no longer has a registered telephone number. For notice purposes, the Company’s bankruptcy counsel’s phone number is: (206) 223-7389, attn.: Bruce Leaverton.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

2.1	Confirmation Order Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: December 30, 2015.	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Confirmation Order Plan